t~UIPM~NT LEASE AGREEMENT
Agreement Number
894387
Federal Tax ID #
112453121 -

This document was written in "Plain English". The words YOU and YOUR refer to the customer. The words WE, US and OUR refer to thcLcssor. Every attempt has been made to eliminate confusing language and create a simple, easy-to-read document.

[CUSTOMER INFORMATION

1

SPIRITS MANAGEMENT INC

FULL LEGAL NAME OF CUSTOMER					D/B/A780 NEW YORK AVE STE A	HUNTINGTON NY

			11743	(631)385-3300

STREET ADDRESS			CITY	STATE	ZIP	PHONE

SPIRITS MANAGEMENT INC			780 NEW YORK AVE STE ABILLING NAME (IF DIFFERENT FROM ABOVE)			BILLING STREET ADDRESS

HUNTINGTON			NY	11743	(631)385-330Q___.

CITY			STATE	ZIP	PHONE

			90 PRATT OVAL	GLEN COVE	NY	11542

EQUIPMENT LOCATION (IF DIFFERENT FROM ABOVE)

SUPPLIER INFORMATION			I

See Schedule A
NAME OF SUPPLIER STREET ADDRESS
PLEAE SEE SCHEDULE A
CITY	STATE ZIP	PHONE

QUANTITY IITEM DESCRIPTION					MODEL NO.	SERIAL

See Schedule A

RENTAL TERMS			RENTAL PAYMENT AMOUNT		SECURITY DEPOSIT

Term in months			60Payments of$ 1861.2860	(MOS.)	$4038.67	RECEIVED

(Plus applicable taxes)

Rent Commencement Date: _______Rental Payment Period is MONTHLYUnless
Otherwise Indicated

END OF LEASE OPTIONS: You will have the following options at the end of the original term, provided the lease has not terminated early and no event of default under the lease has occunxd and is continuing.
I. Purchase the equipment for fair market value.	2. Renew the lease per Paragraph 1.	3. Return the equipment as provided in Paragraph 6 of this	lease.

THIS ISA NONCANCELABLE/IRREVOCABLE LEASE, THIS LEASE CANNOT BE CANCELLED OR TERMINATED.				I

TERMS AND CONDITIONS~r}4is LEASE AGREEMENT CONTAINS PROVISIONS SET FORTH ON THE REVERSE SIDE, ALL OF WHICH ARE MADE PART OF THIS LEASE AGREEMENI)

1. LEASE AGREEMENT: You agree to lease from us the personal property described under "ITEM DESCRIPTION" and as modified by supplements to this

Master Agreement

(Continued on back)

LESSOR ACCEPTANCE /				CUSTOMER ACCEPTANCE

DATED:		L,f /c~~ /~ L		DATED:	'-///C~ lo ~-
LESSOR: BISON COM~RCIAL L2~LSING CORP.				CUSTOMER:	~

SIGNATURE:X /7Z~~(/"~'7' ~i~'				SIGNATURIi~) !~1 U!~L.~RRY BRO0KErEINLLJJ
TITLE:	//~'L~fr-, ~			TITLE:	~Ek ~AC~a ~
1~ f~

I				ACCEPTANCE OF DEL WERY		I

You certify that all the equipment listed above has been fiarnished, that delivery and installation has been filly completed and satisfactory. Further, all conditions and terms of this agreement have been reviewed and acknowledged. Upon your signing below, your promises herein will be irrevocable and unconditional in all respects. You understand and agree that we have purchased the equipment from the supplier, and you may contact the above supplier for our w y if y, which we transfer to you tbr the term of this lease. Your approval as indicated
below of our purchase of the equipment from supplier is a condi t I e v of this lease.

q/(j /~ ~	SPIRITS MANAGEMENT INC		X	~-OWNT1t (~M_-'s

Date of Delivery	Customer ignatur: Y BROOKSTEIN			Title

I				GUARANTY		I

As additional inducement for us to enter into the Agreement, the undersigned ("you"), jointly and severally, unconditionally personally guarantees that the customer will make all payments and meet all obligations required under this Agreement and any supplements filly and promptly. You agree that we may make other arrangements including compromise or settlement with the customer and you waive all defenses and notice of those changes and will remain responsible for the payment and obligations of this Agreement. We do not have to notify you if the customer is in default. If the customer defaults, you will immediately pay in acordance with the default provision of the Agreement all sums due under the terms of the
Agreement and will perform all the obligations of the Agreement. If it is necessary for us to proceed legally to enforce Ibis guaranty, you expressly consent to the jurisdiction of the court act out in paragraph 15 and agree to pay all costs, including attorneys fees incurred in enforcement of this
guaranty. It is i t neceyary for to pr			first	against the customer or the Equipment before enforcing this guaranty. By signing this guaranty, you authorize us to
obtain credit bu	r	or edit II	purposes.

BARRY BROOKSTEIN				L

~~~aturc

0326

EQUIPMENT SCHEDULE "A"	LEASE #
	SERIAL NO.	I

894387
This Equipment Schedule "A" is to be attached to and become part of that Schedule of Leased
Equipment dated
by and between the undersigned
,20 QL	and

BISON COMMERCIAL LEASING CORP.
(Lessor).

QTY		DESCRIPTION		MODEL NO.

	Vendor:	ASN VOICE AND DATA
90 PRATT OVAL
		GLEN COVE	NY 11542

1	COMPUTERS TO INCLUDE:

NORTHERN TELECOM OPTION 11C CABINET SN:059154 (POWER SUPPLY #NNTM161P1PTX) 1 ENTERPRISE BUSINESS 200 TNS SN: NNTM5006YE23 2 TMDI 1.5 T-1 PACKAGE SN: O7OBMG; NNTMO3Y5D1BH

1	TMDI SOFTWARE (FOR PRI)

2	CSU (ONE PER T-i OR PRI)

1	CLOCK CONTROLLER (ONE PER SWITCH WITH T-1 OR PRI)

2	UNIVERSAL TRUNK CARD (8 TRUNKS PER) (FOR CO LINES AND MUSIC ON HOLD) SN: O7OBMG; 1 800GX

4	DIGITAL LINE CARD (16 STATIONS PER) (FOR PHONES) SN:183OTPYA;6OOOO8GA;293Oo18y;o50o~

2	ANALOG LINE CARD (16 STATIONS PER) (FOR FAX) SN: NNTM1831I5KR; NNTMCVRAC9E9

20	M2008 8 BUTTON TELEPHONE - BLACK

23	M2616D 16 BUTTON DISPLAY TELEPHONE - BLACK

Lessee: SPIRITS MANAGEMENT INC
Signature:
xJ~O~JJtii2j BARRY BROOKSTEIN
~~Ti jtle:~~

This Equipment Schedule "A" is hereby verified as correct by the undersigned Lessee, who

Title

acknowledges receipt of a copy

ØWN~ eA.e)~ ~(

OPTION OF LESSEE $1.00 PURCHASE OPTIONS

Lease#	894387

	BISON COMMERCIAL LEASING CORP.
and	SPIRITS MANAGEMENT INC

		(Full Legal Name of Lessee)
		between

Lessor, Lessee.

Provided the lease has not terminated early and no event of default under the lease has occurred and is continuing, Lessee shall have the following options:

PURChASE EQUIPMENT FOR $1.00 OR
RETURN EQUIPMENl' I'O LESSOR

LESSOR: BISON COMMERCIAL LEASING CORP.
Signatur~Y

1~'L~
	Title	i~k~
/
		Signature	BARRY BR	STEIN

LESSEE:	SPIRITS MANAGEMENT INC (Full Le
Title
al Name)			OWN€~

NOTE: SIGNATURE MUST BE SAME AS ON LEASE
ØWN~ eA.e)~ ~(

130 PRAU OVAL
GLEN COVE, NY
11542
516 674-4600 * 516

		4 , 4'			676-2420 FAX
ASN VOICE & DATA CORP.					Bison Commercial Leasing
560 Broadhollow Road
Suile 201
Melville, New York 11747
		BILL TO			JOB LOCATION

Spirits Management
90 Pratt Oval
Glen Cove, Nevi York 11542

Invoice

Work#	I	TERMS	REP	WORK DATE

				Due on receipt	4/9/2002

				DESCRIPTION	PRICE EACH

	QUANTITY		ITEM CODE				AMOUNT

			MISC. Furnished and Installed			75,000.00	75,000.OOT

				Northern Telecom Option I IC cabinet	p~L~	__$75,000.00

I Enterprise Business 200 TNS
2TMDI l.5T-l Package
				I TMDI Sofiware (for PRI)	Sales Tax (0.00)	$0.00
2 CSU (one per T-1 or PRI)
I Clock controller (one per switch with 1-I or
				PRI)	Total	$75,000.00

2 Universal trunk card (8 trunks per) (for co
lines and
				music on hold)		Payments/Credits $000
4 Digital line card (16 stations per) (for
phones)
				2 Analog line card (16 stations per) (for fax)	Balance Due
20 M2008 8 button telephone - Black
23 M2616D 16 button display telephone - Black

W'ork Performed per attached work order/proposal and work date noted.

0305